                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, pertaining to the T Mark fixed annuity, Fixed Annuity (aka Strategic Value), Registered Fixed Account Option, MetLife Retirement Account Liquidity Benefit Annuity, MetLife Target Maturity, MetLife Shield Level Selector, MetLife Shield Level Selector 3-Year and MetLife Shield Level Selector 6-Year and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2015.

/s/ Eric T. Steigerwalt
-----------------------------------
Eric T. Steigerwalt

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                              Elizabeth M. Forget
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Senior Vice President of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, pertaining to the T Mark fixed annuity, Fixed Annuity (aka Strategic Value), Registered Fixed Account Option, MetLife Retirement Account Liquidity Benefit Annuity, MetLife Target Maturity, MetLife Shield Level Selector, MetLife Shield Level Selector 3-Year and MetLife Shield Level Selector 6-Year and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2015.

/s/ Elizabeth M. Forget
-----------------------------------
Elizabeth M. Forget

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                Gene L. Lunman
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director and Senior Vice President of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, pertaining to the T Mark fixed annuity, Fixed Annuity (aka Strategic Value), Registered Fixed Account Option, MetLife Retirement Account Liquidity Benefit Annuity, MetLife Target Maturity, MetLife Shield Level Selector, MetLife Shield Level Selector 3-Year and MetLife Shield Level Selector 6-Year and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2015.

/s/ Gene L. Lunman
-----------------------------------
Gene L. Lunman

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                               Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine
M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, pertaining to the T Mark fixed annuity, Fixed Annuity (aka Strategic Value), Registered Fixed Account Option, MetLife Retirement Account Liquidity Benefit Annuity, MetLife Target Maturity, MetLife Shield Level Selector, MetLife Shield Level Selector 3-Year and MetLife Shield Level Selector 6-Year and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2015.

/s/ Peter M. Carlson
-----------------------------------
Peter M. Carlson

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                 Anant Bhalla
               Senior Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Anant Bhalla, Senior Vice President and Chief Financial Officer of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew
L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933, pertaining to the T Mark fixed annuity, Fixed Annuity (aka Strategic Value), Registered Fixed Account Option, MetLife Retirement Account Liquidity Benefit Annuity, MetLife Target Maturity, MetLife Shield Level Selector, MetLife Shield Level Selector 3-Year and MetLife Shield Level Selector 6-Year and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2015.

/s/ Anant Bhalla
-----------------------------------
Anant Bhalla